                                                                  Exhibit 10.22








Deloitte Touche Tohmatsu                                          Deloitte
Av. Presidente Wilson 231-22(degree)                              Touche
20030-021 - Rio de Janeiro - RJ                                   Tohmatsu
Brasil

Telefone: (21) 524-1281
Fac-simile: (21) 220-3876
www.deloitte.com.br

(Registration No. 333-82136)

Consent of Independent Public Accountants


As Independent Public Accountants, we hereby consent to the use in this Annual Report on Form 20-F, as amended, of Companhia Vale do Rio Doce (Registration No. 000-26030), which is incorporated by reference in the Registration Statement on Form F-3 (Registration No.333-82136), of our report dated January 19, 2001, relating to the financial statements of CELMAR S.A. - Industria de Celulose e Papel for the year ended December 31, 2000 which is included in such Annual Report.


/s/DELOITTE TOUCHE TOHMATSU

DELOITTE TOUCHE TOHMATSU
Independent Auditors

Rio de Janeiro, Brazil, March 6, 2002